UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2008

LIBERTY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Missouri	0-51992	20-4447023
(State or other Jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
16 West Franklin Street, Liberty, Missouri
(Address of principal executive offices)

(816) 781-4822
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01     Completion of Acquisition of Assets.

On November 10, 2008, Liberty Bancorp, Inc., the holding company for BankLiberty, issued a press release announcing the acquisition of Farley State Bank, a Missouri bank headquartered in Parkville, Missouri. The press release is furnished as Exhibit 99.1 to this report.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

	Number	Description

	99.1	Press Release Dated November 10, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 10, 2008	By:	/s/ Brent M. Giles
Brent M. Giles
President and Chief Executive Officer